REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of March 14, 1997, by and between Grove Real Estate Asset Trust, a Maryland real estate investment trust (the "Company"), and each of the parties listed on
Schedule 1 hereto (each, a "Purchaser" and collectively, the "Purchasers").

                  WHEREAS, the Company has entered into a Securities Purchase Agreement (each, a "Securities Purchase Agreement") with each Purchaser providing for the purchase by such Purchaser and sale by the Company of Common Shares; and

                  WHEREAS,  in order to induce each  Purchaser to enter into the
Securities   Purchase   Agreement,   the  Company  has  agreed  to  provide  the
registration rights set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

0. Definitions. As used herein, the following terms shall have the meanings set forth below:

( ) "Agreement" shall have the meaning set forth in the preamble to this
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Agreement.

(a)"Business Day" shall mean any day on which the American Stock Exchange, Inc. is open for trading.

(b)"Commencement Date" shall mean the six (6) month anniversary of the date of this Agreement.

(c)"Company" shall have the meaning set forth in the preamble to this Agreement.

(d)"Commission" shall mean the Securities and Exchange Commission, and any successor thereto.

(e) "Common Shares" shall mean the common shares of beneficial interest, $0.01 par value per share, of the Company.

(f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor thereto, and the rules and regulations thereunder.

(g) "Effectiveness Period" shall have the meaning set forth in Section 2(a).

(h) "Fair Market Value" shall mean, as of any date, (i) if the Common Shares are listed or admitted for trading on any national securities exchange, the Fair Market Value of each Common Share shall be the average closing price per share on such exchange (or if so listed on more than one exchange, the principal exchange) on the ten (10) Business Days preceding the relevant date; (ii) if the Common Shares are not traded on any national securities exchange, but are quoted on the NASD Automated Quotation System (NASDAQ System) or any similar system of automated dissemination of quotations of prices in common use, the Fair Market Value of each Common Share shall be the average price per share equal to the mean between the closing high asked and the low bid on such system on the ten
(10) Business Days preceding the relevant date; or (iii) if neither clause (i) nor clause (ii) is applicable, the Fair Market Value of each Common Share shall be the fair market value as of the close of trading on the relevant date as determined by the Board of Trust Managers of the Company, in good faith in accordance with uniform principles consistently applied.

(i) "NASD" shall mean the National Association of Securities Dealers, Inc.

(j)  "Permitted  Transferee"  of any  Purchaser  shall  mean any  Person to whom
Registrable   Securities  are  permitted  to  be  transferred  pursuant  to  the
Securities Purchase Agreement.

(k)  "Person"  shall mean an  individual,  a  partnership  (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

(l) "Purchaser" shall have the meaning set forth in the preamble to this Agreement.

(m) "Registrable Securities" shall mean (i) the Common Shares acquired by a Purchaser pursuant to the Securities Purchase Agreement and listed on Schedule 1 hereto, (ii) the Common Shares, if any, acquired by a Purchaser pursuant to any preemptive rights granted in a Securities Purchase Agreement (subject to any restrictions on transfer relating to compliance with securities laws specified in the applicable securities purchase agreement), and (iii) any securities issued or issuable with respect to any Common Shares or other securities referred to in clause (i) or clause (ii) by way of conversion, exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) such securities are permitted to be disposed of pursuant to Rule 144(k) (or any successor provision to such Rule) under the Securities Act as confirmed in a written opinion of counsel to the Company addressed to the Purchaser holding such securities or (C) such securities shall have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and such securities shall be freely transferable to the public without registration under the Securities Act.

(n) "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with the registration requirements set forth in this Agreement including, without limitation, the following: (a) the fees, disbursements and expenses of the Company's counsel, accountants and experts in connection with the registration of Registrable Securities to be disposed of under the Securities Act; (b) all expenses in connection with the preparation, printing and filing of any registration statement, preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivery of copies thereof to any underwriters and dealers; (c) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of Registrable Securities to be disposed of; (d) all expenses in connection with the qualification of Registrable Securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for any underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys;
(e) the Commission or blue sky registration fees and any filing fees incident to securing any required review by the NASD of the terms of the sale of Registrable Securities to be disposed of; and (f) fees and expenses incurred in connection with the listing of Registrable Securities on each securities exchange or quotation system on which the Common Shares are then listed; provided, that Registration Expenses with respect to any registration pursuant to this Agreement shall not include underwriting discounts or commissions attributable to Registrable Securities, transfer taxes applicable to Registrable Securities or fees of counsel, if any, or other expenses of any Purchaser.

(o)  "Registration Suspension Period" shall have the meaning set forth in
Section 2(b).

(p) "Securities Act" shall mean the Securities Act of 1933, as amended, and any successor thereto, and the rules and regulations thereunder.

(q) "Securities Purchase Agreement" shall have the meaning set forth in the recitals to this Agreement.

(r)  "Shelf Registration" shall have the meaning set forth in Section 2(a).

(s)  "Suspension Notice" shall have the meaning set forth in Section 2(b).

1. Shelf Registration. Obligation to File and Maintain. Promptly following the Commencement Date, the Company will use commercially reasonable efforts to file with the Commission a registration statement under the Securities Act for the offering on a continuous or delayed basis in the future of all of the Registrable Securities and will use commercially reasonable efforts to have it declared effective as promptly as practicable following the Commencement Date (the "Shelf Registration"). The Shelf Registration shall be on an appropriate form and the Shelf Registration and any form of prospectus included therein or prospectus supplement relating thereto shall reflect such plan of distribution or method of sale as a Purchaser may from time to time notify the Company, including, without limitation, the sale of some or all of the Registrable Securities in a public offering or, if requested by a Purchaser, subject to receipt by the Company of such information (including information relating to Purchasers) as the Company reasonably may require, (i) in a transaction constituting an offering outside the United States which is exempt from registration requirements of the Securities Act in which the seller undertakes to effect registration after the completion of such offering in order to permit such shares to be freely tradeable in the United States, (ii) in a transaction constituting a private placement under Section 4(2) of the Securities Act in connection with which the seller undertakes to effect a registration after the conclusion of such placement to permit such shares to be freely tradeable by the purchasers thereof or (iii) in a transaction under Rule 144A of the Securities Act in connection with which the seller undertakes to effect a registration after the conclusion of such transaction to permit such shares to be freely tradeable by the purchasers thereof. The Company shall use commercially reasonable efforts to keep the Shelf Registration continuously effective for the period beginning on the date on which the Shelf Registration is declared effective and ending three years thereafter, or, with respect to any Purchaser entitled to preemptive rights under the Securities Purchase Agreement, if longer, three years after the last acquisition by such Purchaser of securities of the Company pursuant to such preemptive rights (not including periods during such period of effectiveness which are Registration Suspension Periods and any periods during which such registration cannot be used by Purchasers as a result of any stop order, injunction or other order of the Commission or other government authority for any reason other than an act or omission of a Purchaser), or, if shorter, the holding period under Rule 144(k) promulgated under the Securities Act for Persons who are not affiliates of the Company (the "Effectiveness Period")). During the period during which the Shelf Registration is effective, the Company shall supplement or make amendments to the Shelf Registration, if required by the Securities Act or if reasonably requested by a Purchaser or an underwriter of Registrable Securities, including to reflect any specific plan of distribution or method of sale, and shall use commercially reasonable efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing.

( ) Black-Out Periods. Notwithstanding anything herein to the contrary, (i)
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the Company shall have the right from time to time to require  Purchasers not to sell under the Shelf Registration or to suspend the effectiveness thereof during the period starting with the date 15 days prior to the Company's good faith estimate of the proposed date of closing of an underwritten public offering of equity securities of the Company for the account of the Company (or such longer period, not to exceed 30 days, as the Company may be engaged in a "road show" in connection with such offering), and ending on the date 90 days following such closing, and (ii) the Company shall be entitled to require Purchasers not to sell under the Shelf Registration or to suspend the effectiveness thereof (but not for a period exceeding 60 days) if the Company determines, in its good faith judgment, that (A) such offering or continued effectiveness would interfere with any material financing, acquisition, disposition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries, (B) public disclosure of any such transaction would be required prior to the time such disclosure might otherwise be required, or (C) when the Company is in possession of material information that it deems advisable not to disclose in a registration statement. The Company may not exercise its rights under this
Section 2(b) more than two times during any 12-month period; provided, that the period during which the Company requires Purchaser not to sell under the Shelf Registration or suspends effectiveness thereof under this Section 2(b) shall not exceed 150 days during such 12-month period.

Once any Shelf Registration has been declared effective, any period during which the Company causes Purchaser to not sell under the Shelf Registration or fails to keep such Shelf Registration effective and usable for resale of Registrable Securities for the period required hereunder shall be referred to as a "Registration Suspension Period". Following the date a Shelf Registration becomes effective, a Purchaser shall be required to advise the Company in writing of its intent to sell Registrable Securities under the Shelf Registration two Business Days prior to the date of the intended sale, at which time the Company shall advise such Purchaser whether a Registration Suspension Period is then currently in effect by giving written notice pursuant to this
Section 2(b) to such Purchaser of its determination that such registration statement is no longer in effect or usable for resale of Registrable Securities (a "Suspension Notice"). If the Company does not respond to a Purchaser's notice of its intent to sell Registrable Securities within two Business Days of the Company's receipt of that notice, the Company will be deemed to have confirmed that the Shelf Registration is currently in effect and no Registration
Suspension Period exists. Any Registration Suspension Period shall continue until the date when the Company notifies Purchasers that the use of the prospectus included in a registration statement filed pursuant to this Section 2 may be resumed for the disposition of Registrable Securities. Any Suspension Notice is not required to state the reason therefor, but shall be sufficient if it contains a certification by an executive officer of the Company that such suspension is permitted by this Section 2(b). The Effectiveness Period will be extended by the same number of days that comprise a Registration Suspension Period.

(a) Number of Shelf Registrations. The Company shall be obligated to effect, under this Section 2, only one Shelf Registration. A Shelf Registration shall not be deemed to have been effected unless such registration becomes effective pursuant to the Securities Act and is kept continuously in effect for the Effectiveness Period.

(b) Expenses. All Registration Expenses incurred in connection with any Shelf Registration shall be borne by the Company; provided, that the Company shall not be required to bear the Registration Expenses of more than one underwritten offering; provided, further, that the Company shall not be obligated to bear the expenses for any underwritten offering, and such expenses shall be borne pro rata by the Purchasers whose Registrable Securities are included in such offering if the offering yields gross proceeds to the sellers of the Registrable Securities thereunder of less than $10 million.

(c) Selection of Underwriters. Purchasers holding in the aggregate at least 50% of the Registrable Securities shall be entitled to select the lead underwriter for any underwritten sale of Registrable Securities pursuant to a registration statement contemplated by this Section 2, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed.

2. Incidental Registrations. Notification and Inclusion. If the Company proposes to register for its own account any equity securities of the Company or any securities convertible into equity securities of the Company under the Securities Act on a form and in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act (other than a registration relating solely to the sale of securities to participants in a dividend reinvestment plan, a registration on Form S-4 relating to a business combination or similar transaction permitted to be registered on such Form S-4, a registration on Form S-8 relating solely to the sale of securities to participants in a stock or employee benefit plan, a registration permitted under Rule 462 under the Securities Act registering additional securities of the same class as were included in an earlier registration statement for the same offering, and declared effective), the Company shall, at each such time after the Commencement Date, promptly give written notice of such registration to the Purchasers. Upon the written request of a Purchaser given within 10 Business Days after the giving of such notice by the Company (which request shall specify the number of Registrable Securities intended to be disposed of by such Purchaser and the intended method of disposition thereof, but which shall not include an underwritten offering unless the registration by the Company contemplates an underwritten offering), the Company shall seek to include in such proposed registration such Registrable Securities as a Purchaser shall request to be so included and shall use commercially reasonable efforts to cause a registration statement covering all of the Registrable Securities that such Purchaser has requested to be registered to become effective under the Securities Act. The Company shall be under no obligation to complete any offering of securities it proposes to make under this Section 3 and shall incur no liability to the Purchasers for its failure to do so. If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Purchasers and, thereupon, (i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith) and (ii) in the case of a determination to delay registering, the Company shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

( ) Cut-back Provisions. The Company will not be required to effect any
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registration  pursuant to this Section 3 if the Company  shall have been advised in writing (with a copy to the Purchasers) by a nationally recognized independent investment banking firm selected by the Company to act as lead underwriter in connection with the public offering of securities by the Company that, in such firm's written opinion, a registration of Registrable Securities requested to be registered at that time could adversely affect the Company's own scheduled offering of securities; provided, that if an offering of some but not all of the Registrable Securities requested to be registered by the Purchasers would not adversely affect the Company's own offering of securities, the aggregate number of Registrable Securities requested to be included in such offering by the Purchasers shall be reduced pro rata according to the total number of Registrable Securities requested to be registered by the Purchasers (and any other holders of securities of the Company requesting registration) until the aggregate number of Registrable Securities requested to be included in the Company's own offering of securities (as such number is reduced in accordance with the foregoing) would not adversely affect the Company's own offering of securities. The number of Registrable Securities that each Purchaser could then include in such registration would be reduced pro rata according to the number of Registrable Securities requested to be included as compared to the total number of Registrable Securities requested to be registered by all Purchasers (and any other holders of securities of the Company requesting registration). In no event shall the Company be required to reduce its own offering of securities.

(a) Expenses. All Registration Expenses incurred in connection with any registration of Registrable Securities pursuant to this Section 3 shall be borne by the Company.

(b) Withdrawal by Purchaser. Notwithstanding any request under Section 3(a), a Purchaser may elect in writing prior to the effective date of a registration under this Section 3, not to register its Registrable Securities in connection with such registration of securities by the Company.

(c) Obligations Unaffected. No registration of Registrable Securities effected under this Section 3 shall relieve the Company of its obligation to effect registrations of Registrable Securities pursuant to Section 2.

3. Registration Procedures. In connection with the filing of any registration statement as provided in Section 2 or 3, the Company shall use commercially reasonable efforts, as expeditiously as reasonably practicable, to:

() prepare and file with the Commission the requisite registration statement (including a prospectus therein) to effect such registration and use commercially reasonable efforts to cause such registration statement to become effective;

(a) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the continued effectiveness of such registration and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until, in the case of
Section 2, the termination of the period during which the Shelf Registration is required to be kept effective, or, in the case of Section 3, the earlier of such time as all of such securities have been disposed of and the date which is 90 days after the date of initial effectiveness of such registration statement;

(b) furnish to each Purchaser such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statements (including each complete prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, including documents incorporated by reference, as a Purchaser may reasonable request;

(c) use commercially reasonable efforts to register or qualify all Registrable Securities under such other securities or blue sky laws of such jurisdictions as a Purchaser shall reasonably request, keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Purchasers to consummate the disposition in such jurisdictions of the securities owned by the Purchasers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph be obligated to be so qualified, or to consent to general service of process in any such jurisdiction, or to subject the Company to any material tax in any such jurisdiction where it is not then so subject;

(d) use commercially reasonable efforts in connection with an underwritten offering of Registrable Securities to furnish to the Purchasers a signed counterpart, addressed to each Purchaser (and the underwriters) of:

    () an opinion of counsel for the Company, dated the effective date of such registration statement (and dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Purchasers, and

    (i) to the extent permitted by then applicable rules of professional conduct, a "comfort" letter, dated the effective date of such registration statement (and dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering  substantially  the same  matters  with  respect to such  registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, all as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

(e) immediately notify the Purchasers at any time when the Company becomes aware that a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect or any document incorporated or deemed to be incorporated therein by reference, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of a Purchaser promptly prepare and furnish to such Purchaser a reasonable number of copies of a supplement to or an amendment of such prospectus or registration statement as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(f) use commercially reasonable efforts to provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

(g) use commercially reasonable efforts to list all Common Shares covered by such registration statement on any securities exchange on which any of the Common Shares are then listed.

(h) Notify each Purchaser and the managing underwriters, if any, promptly, and (if requested by any of those Persons) confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the registration statement or amendment has become effective,
(ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the
Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement contemplated by Section 5 (including any underwriting agreement) cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (vi) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate.

(i) Use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

(j) If requested by the managing underwriters, if any, or a Purchaser, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and the Purchaser agree should be included therein as may be required by applicable law and (ii) make all required filings of the prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in the prospectus supplement or post-effective amendment; provided, however, that the Company will not be required to take any actions under this Section 4(k) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law.

(k) Cooperate with each Purchaser and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates will not bear any restrictive legends (other than any legends contemplated by the Company's articles of incorporation); and enable the Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, shall request at least two business days prior to any sale of Registrable Securities to the underwriters.

(l) Make available for inspection by a representative of each Purchaser, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by a Purchaser or underwriter, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such registration statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential at the time of delivery of such records, information or documents will be kept confidential by those Persons unless (i) those records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of those records, information or documents is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, or
(iii) disclosure of those records, information or documents, in the opinion of counsel to such Person, is otherwise required by law (including, without limitation, pursuant to the requirements of the Securities Act).

(m) Comply with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 calendar days after the end of any 12-month period (or 90 calendar days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering, and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company, after the effective date of a registration statement, which statements shall cover that 12-month period.

(n) Cause its officers and other appropriate employees to participate in any presentations regarding any underwritten offering reasonably requested by a Purchaser or the managing underwriter or underwriters participating in the disposition of the Registrable Securities.

Each Purchaser shall furnish in writing to the Company such information regarding such Purchaser (and any of its affiliates), the Registrable Securities to be sold, the intended method of distribution of such Registrable Securities, and such other information requested by Company as is necessary for inclusion in the registration statement relating to such offering pursuant to the Securities Act and the rules of the Commission thereunder. The Company may also impose such restrictions and limitations on the distribution of such Registrable Securities as the Company reasonably believes are necessary or advisable to comply with applicable law or to effect an orderly distribution, including those restrictions set forth in Section 2(b).

Each Purchaser agrees by acquisition of the Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (f) of this Section 4, such Purchaser will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Purchaser's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (f) of this Section 4.

4. Underwriting. If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration described in this Agreement, the Company will enter into and perform its obligations under an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Section
7. The holders of Registrable Securities on whose behalf Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement, and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities.

() In the event that any registration pursuant to Section 3 shall involve, in whole or in part, an underwritten offering, the Company may require Registrable Securities requested to be registered pursuant to Section 3 to be included in such underwriting on the same terms and conditions as shall be applicable to the Registrable Securities or other of the Company's securities being sold through underwriters under such registration. In such case, the holders of Registrable Securities on whose behalf Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement. Such agreement shall contain such representations and warranties by the Company and the Purchasers and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Section 7. The representations and warranties in such underwriting agreement by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities.

5. Preparation; Reasonable Investigation. In connection with the preparation and filing of the registration statement under the Securities Act, the Company will give the Purchasers, their underwriters, if any, and their respective counsel, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Purchasers' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

6. Indemnification. The Company will, and hereby does, indemnify and hold harmless each Purchaser, its respective directors, officers, partners, agents, employees and affiliates and each other person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls each such Purchaser or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages, expenses or reasonable costs, or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof, to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or reasonable costs, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse each such Purchaser and each such director, officer, partner, agent, employee or affiliate, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, expense or reasonable costs, liability, action or proceeding; provided, that (i) the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser or underwriter expressly for use in the preparation thereof, (ii) the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls or is controlled by such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, expense or reasonable costs, or liability (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of such underwriter's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus and (iii) the Company shall only reimburse the Purchasers for legal expenses incurred due to the representation of all Purchasers by not more than one legal counsel. The Company shall not be liable under this Section 7(a) for any settlement of any claim or action effected without its consent, which consent will not be unreasonably withheld or delayed.

() Each Purchaser severally shall indemnify, and hereby does, indemnify and hold harmless the Company, its directors, its officers who sign the registration statement, each Person who participates as an underwriter in the offering or sale of securities, and each Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act against any and all losses, claims, damages, expenses or reasonable costs, or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof, to which each such indemnified party may become subject under the Securities Act or otherwise insofar as such losses, claims, damages, expenses or reasonable costs, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon an untrue statement of a material fact in or omission to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading in such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, but only to the extent that such statement or omission was made in reliance upon and in conformity with written information furnished by such Purchaser to the Company by or on behalf of such Purchaser for use in preparation thereof.

(a) Promptly after receipt by any indemnified party hereunder of notice of the commencement of any action or proceeding involving a claim referred to in paragraphs (a) or (b) of this Section 7, the indemnified party will notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under paragraphs (a) or
(b) of this Section 7, except to the extent that the indemnifying party is adversely affected by any delay caused thereby. In case any such action shall be brought against any indemnified party, the indemnifying party shall be entitled to participate therein and, to the extent that the indemnifying party shall elect (jointly with any other indemnifying party similarly so electing) to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (which approval shall not be unreasonably withheld or delayed) (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under paragraph
(a) or (b) of this Section 7 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof. In addition, the indemnifying party shall not be required to indemnify, reimburse or otherwise make any contribution to the amount paid or payable by the indemnified party for any losses, claims, damages, expenses or reasonable costs, or liabilities (or actions or proceedings, actual or threatened, in respect thereof) incurred by the indemnified party in settlement of any such losses, claims, damages, expenses or reasonable costs, liabilities, actions or proceedings otherwise covered hereunder unless such settlement has been previously approved by the indemnifying party, which approval shall not be unreasonably withheld or delayed.

(b) If for any reason the indemnity under this Section 7 is unavailable or is insufficient to hold harmless any indemnified party under paragraph (a) or (b) of this Section 7, then the indemnifying parties shall contribute to the amount paid or payable to the indemnified party as a result of any loss, claim, expense, damage or liability (or actions or proceedings, whether commenced or threatened, in respect thereof), and legal or other expenses reasonably incurred by the indemnified party in connection with investigating or defending any such loss, claim, expense, damage, liability, action or proceeding, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or a Purchaser and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted  by  applicable  law,  or if the  allocation  provided  in the  second preceding sentence provides a lesser sum to the indemnified party than the amount hereinafter calculated, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party in such proportion as is appropriate to reflect not only such relative fault but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph (d) of
Section 7 were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this paragraph (d) of Section 7. Notwithstanding the provisions of this Section 7(d), an indemnifying party that is a Purchaser will not be required to contribute any amount in excess of the dollar amount of the gross proceeds received by that Purchaser upon the sale of the Registrable Securities giving rise to the contribution obligation over the amount of any damages which that Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(c) Indemnification and contribution similar to that specified in this Section 7 (with appropriate modifications) shall be given by the Company and the Purchasers with respect to any required registration or other qualification of securities under any federal, state or blue sky law or regulation of any governmental authority other than the Securities Act.

(d) Notwithstanding any other provision of this Section 7, to the extent that any director, officer, partner, agent, employee, affiliate or other representative (current or former) of any indemnified party is a witness in any action or proceeding, the indemnifying party agrees to pay to the indemnified party all expenses reasonably incurred by, or on the behalf of, the indemnified party and such witness in connection therewith.

(e) The termination of any proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely affect the rights of any indemnified party to indemnification hereunder or create a presumption that any indemnified party violated any federal or state securities laws.

(f) In the event that advances are not made pursuant to this Section 7 or payment has not otherwise been timely made, each indemnified party shall be entitled to seek a final adjudication in an appropriate court of competent jurisdiction of the entitlement of the indemnified party to indemnification or advances hereunder.

( ) The Company and the Purchasers agree that they shall be precluded from asserting that the procedures and presumptions of this Section 7 are not valid, binding and enforceable. The Company and the Purchasers further agree to stipulate in any such court that the Company and the Purchasers are bound by all the provisions of this Section 7 and are precluded from making any assertion to the contrary.

(i) To the extent deemed appropriate by the court, interest shall be paid by the indemnifying party to the indemnified party at a reasonable interest rate for amounts which the indemnifying party has not timely paid as the result of its indemnification and contribution obligations hereunder.

(g) In the event that any indemnified party is a party to or intervenes in any proceeding in which the validity or enforceability of this Section 7 is at issue or seeks an adjudication to enforce the rights of any indemnified party under, or to recover damages for breach of, this Section 7, the indemnified party, if the indemnified party prevails in such action, shall be entitled to recover from the indemnifying party and shall be indemnified by the indemnifying party against, any expenses incurred by the indemnified party.

(h) The indemnity and contribution  obligations of the Company contained in this
Section 7 shall be in addition to any other liability which it may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of any Registrable Securities by any Purchaser.

(k) In no event will the liability of any Purchaser under this Section 7 be greater in amount than the dollar amount of the gross proceeds received by that Purchaser upon the sale of the Registrable Securities giving rise to the indemnification obligation.

7. Benefits of Registration Rights. Each Purchaser shall give notice to the Company of any transfer by it of Registrable Securities to any Permitted Transferee, identifying the name and address of the Permitted Transferee and the Registerable Securities so transferred, and accompanied by a signature page to this Agreement pursuant to which such Permitted Transferee agrees to be bound by the terms and conditions of this Agreement. No consent of any Purchaser shall be required for its Permitted Transferees to exercise registration rights under this Agreement or otherwise to be entitled to the benefits of this Agreement provided to all Purchasers.

8. Qualification for Rule 144 Sales. The Company will take all actions reasonably necessary to comply with the filing requirements described in Rule 144(c)(1) of the Securities Act so as to enable the Purchasers to sell Registrable Securities without registration under the Securities Act and, upon the written request of any Purchaser, the Company will deliver to such Purchaser a written statement as to whether it has complied with such filing requirements.

9. Miscellaneous. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 9, provided receipt of copies of such counterparts is confirmed.

     ( ) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF.

     (a) Entire Agreement. This Agreement and the Securities Purchase Agreement together contain the entire agreement between the parties with respect to the subject matter hereof and there are no agreements or understandings between parties other than those set forth or referred to herein. This Agreement is not intended to confer upon any Person not a party hereto (and their successors and assigns) any rights or remedies hereunder.

     (b) Notices. All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below. Notices to the Company shall be addressed to:

                               Grove Real Estate Asset Trust
                               598 Asylum Avenue
                               Hartford, Connecticut  06105
                               Attention:  Mr. Joseph LaBrosse
                               Telecopy Number:  (860) 527-0401

                         with a copy to:

                               Kaye, Scholer, Fierman, Hays & Handler, LLP
                               425 Park Avenue
                               New York, New York  10022
                               Attention: Stephen Gliatta, Esq.
                               Telecopy Number:  (212) 836-8689

          or at such other address and to the attention of such other person as the Company may designate by written notice to the Purchasers. Notices to the Purchasers shall be addressed to the address on the stock transfer records of the Company.

     (c) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and Permitted Transferees.

     (d) Headings. The Section and other headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections or other headings contained herein mean Sections or other headings of this Agreement unless otherwise stated.

     (e) Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Either party hereto may, only by an instrument in writing, waive compliance by the other party hereto with any term or provision hereof on the part of such other party hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach.

     (f) Interpretation; Absence of Presumption. For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof", "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, paragraph or other references are to the Sections, paragraphs, or other references to this Agreement unless otherwise specified, (iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shall not be exclusive and (v) provisions shall apply, when appropriate, to successive events and transactions.

      This Agreement shall be construed without regard to any presumption or rule requiringconstruction or interpretation against the party drafting or causing any instrument to be drafted.

     (g) Severability. Any provision hereof which is invalid or unenforceable shall beineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

     (h)Jurisdiction; Venue. The parties to this Agreement hereby irrevocably submit to the jurisdiction of any New York State or Federal court and any appellate court from any district thereof over any action arising out of or relating to this Agreement, and hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State court or in such Federal court. The parties to this Agreement hereby irrevocably waive, to the fullest extent permitted under law, the defense of an inconvenient forum or improper venue to the maintenance of such action or proceeding.

IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.

             GROVE REAL ESTATE ASSET TRUST


             By:     /s/ DAMON NAVARRO
                   Damon Navarro
                   President


             MORGAN STANLEY GROUP INC.

             By:      /s/ BARTON M. BIGGS
                   Name: Barton M. Biggs
                   Title: Managing Director

             OREGON INVESTMENT COUNCIL ACTING ON
            BEHALF OF OREGON PUBLIC EMPLOYEES'
            RETIREMENT FUND UNDER AUTHORITY OF
            OREGON REVISED STATUTES SECTION 293.741
            BY ITS AGENT ABKB/LASALLE SECURITIES
            LIMITED


             By:       /s/ KEITH R. PAULEY
                   Name: Keith R. Pauley
               Title: Managing Director of ABKB/LaSalle
               Securities Limited


                      PURCHASERS


                      By:    /s/ DAMON NAVARRO
                            Damon Navarro
                            Attorney-In-Fact

                                   Schedule 1


                                       Purchasers               Common Shares
1.        Dr. C.V. Alexander, Jr.                                  60,732
2.        Bruce and Deborah Seltzer                                 3,813
3.        Dr. Edward Benjamin                                       2,942
4.        Robert D. Carl, III                                      20,809
5.        Jody and Edith Chapnick                                  37,475
6.        Mr. Keith Cich                                            7,626
7.        Dr. Steven Cohen                                         16,288
8.        Worsdale Trust FBO David S. Collins                      11,242
9.        Rossett Trust FBO Holiday Collins                        11,242
10.       Philip B. Crosby Revocable Trust                          7,626
          John Dale                                                 3,813
          The Gerald Entine 1988 Family Trust                      15,253
          Mark Epstein                                              2,235
          Dr. Alan S. Friedman                                      7,626
          Holiday Trust FBO Holiday Collins, David Collins
          Trustee                                                   7,495
          Dr. John S. Jaffe                                        22,222
          Dr. Terry A. Johnston                                     3,490
          Lion Castle Trust FBO Jennifer Collins, David Collins
          Trustee                                                   7,495
          Andrew L. Nichols                                         7,626
          Dr. Marc R. Peck                                          3,468
          Donald E. Procknow                                        2,777
          Larry and Nancy Roth                                      7,626
          Judith K. Seltzer                                        10,404
          Dr. Alan Simpson                                          3,468
          Mr. Charles Smith                                         7,626
          Robert and Mary Soleau                                    3,813
          Dr. Charles S. Walkoff                                   15,253
          Ronald Altman                                            16,666
          Henry W. Berinstein                                       5,555
          Ronney A. Berinstein                                     13,900

          Bendor Management LTD                                       8,335
          Ann N. Berinstein                                           5,000
          Estate of Benjamin M. Berinstein - Trust "A", William
          P. Berinstein, Trustee                                      1,115
          ANB Enterprises Corporation                                 2,800
          Martin Bernstein                                           20,000
          Rory A. Brown                                             188,888
          William J. Connors                                         20,000
          Dr. Karen Cooper                                            5,555
          Arthur S. DeMoss Foundation                               188,888
          Millenco, LP                                              188,888
          Englander Specialist Corp.                                111,111
          Terry Feeney                                                1,111
          Norman M. Feinberg                                         22,222
          N. Scott and Cathy M. Fine JT/WROS                         27,777
          William A. and Susan Stafford Jolly JT/WROS                27,777
          Richard S. Frary                                           11,111
          GT Special Situations, L.P.                               166,666
          Brett Hildebrand                                           22,222
          Richard B. Jennings                                        22,222
          LKCM Investment Partnership                               111,111
          James D. Lackie                                            11,111
          Taylor M. and Margaret C. Lackie Trust, William M.
          Vaughan, Jr., Trustee                                      11,111
          Carol Lamberg                                              11,111
          Arthur W. Langel                                           22,222
          Jodie E. Langel                                             2,777
          David M. McGrath                                           11,111
          Benjamin W. and Kelly K. Navarro                           35,555
          Ralph B. Paterline                                          5,555
          Dennis B. Poster                                           15,698
          Joan Poster                                                11,111
          Meredith Poster                                             5,555
          Cynthia Poster                                              5,555
          The Trust U/W/O Dora Aronson FBO Audrey Aronson,
          Dennis B. Poster Trustee                                    5,555

          Aronson Family Trust                                       11,111
          D.J. Nordquist                                              5,555
          Matthew W. Quigley                                         15,000
          Victor P. Serodino                                         11,111
          Elizabeth Shuldiner Revocable Trust UA 3/20/90              5,600
          Kenneth W. Slutsky                                         22,000
          Mary Kim McMillan                                          16,000
          National Fire and Casualty                                 22,000
          Ashmont Insurance Co., LTD                                 44,000
          Frank L. Flautt, Jr. Equity                                22,000
          Flautt Family Foundation, Inc.                             11,000
          Kylher Investments L.P. 1994                               11,000
          Kylher Investments 85-I                                    16,000
          Cliffwood Equity Fund, L.P.                                75,000
          Cliffwood Real Estate Equity Fund LTD                      91,800
          Frank Varallo                                               8,333
          Babette B. Weksler                                         11,111
          Stuzin Family Partnership, Ltd.                            50,000
          Charles B. Stuzin                                          33,335
          Stuzin Associates, Ltd.                                    16,665
          L.A. & C. Limited Partnership                              11,110
          Oregon Investment Council Acting On Behalf Of
          Oregon Public Employees' Retirement Fund Under
          Authority of Oregon Revised Statutes Section 293.741
          By Its Agent ABKB/LaSalle Securities Limited              391,392
          Morgan Stanley Group, Inc.                                777,778